180 DAY WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES INTO WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, ACCORDINGLY, MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

COMMON STOCK PURCHASE WARRANT

TIGA ENERGY SERVICES, INC.

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, DAVID MECK and each permitted transferee of this Warrant (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on December 13, 2010, or One Hundred and Eighty days from the date hereof (the "Expiration Date"), but not thereafter, to subscribe for and purchase from TIGA ENERGY SERVICES, INC., a Texas corporation (the "Company"), up to two hundred fifty thousand (125,000) shares (the "Warrant Shares") of common stock, no par value per share, of the Company (the "Common Stock").  The purchase price of one (1) share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 1(c).

Section 1. Exercise.

(a)           Exercise of Warrant.  The Holder shall have the right at any time or from time to time on or after the Initial Exercise Date and on or before the Expiration Date to exercise all or any part of this Warrant by (i) delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) together with this Warrant; and (ii) within ten (10) Business Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer of immediately available funds or cashier’s check drawn on a United States bank.  Any such exercise shall be irrevocable.

(b)           Expiration of Warrant.  This Warrant shall expire and cease to be of any force or effect on the Expiration Date.

(c)           Exercise Price.  The exercise price at which one (1) Warrant Share shall be purchasable upon exercise of this Warrant shall be $2.00 (the "Exercise Price").

(d)           Mechanics of Exercise.

i.           Delivery of Certificates Upon Exercise.  As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock to which such Holder shall be entitled on such exercise.  This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company.  The Warrant Shares which are subject to an exercise of this Warrant shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record thereof for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 1(d)(iv) prior to the issuance of such shares, have been paid.

ii.           Delivery of New Warrant Upon Partial Exercise.  In the event this Warrant is exercised in part, the Company shall issue a new Warrant, which shall be dated as of the date of this Warrant, covering the number of Warrant Shares in respect of which this Warrant that shall not have been exercised.

iii.           No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

iv.           Charges, Taxes and Expenses.  Certificates representing the shares of Common Stock to be issued upon the partial or complete exercise of this Warrant shall be made without charge to the Holder, and the Company shall bear the cost of any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that this Warrant or the certificates representing the shares of Common Stock which are issued upon the partial or complete exercise of this Warrant are to be re-issued in a name other than the name of the Holder, the Company may require, as a condition to such re-issuance, the payment of a sum sufficient to reimburse it for any issue or transfer tax incidental thereto, and the Company shall have first received the original Warrant or stock certificates which are to be re-issued, along with duly prepared, executed and certified assignment documentation acceptable to the Company.  Prior to re-issuing this Warrant in a name other than the Holder, the Company shall have also first received a completed and duly executed Assignment Form in the form attached hereto.

Section 2. Certain Adjustments.

(a)           Stock Dividends and Splits.  If the Company shall at any time prior to the expiration of this Warrant subdivide its outstanding Common Stock, by split-up or otherwise, or combine its outstanding Common Stock, or issue additional shares of its capital stock in payment of a stock dividend in respect of its Common Stock, the number of shares issuable on the exercise of the unexercised portion of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination

(b)           Reclassifications; Reorganizations.  In case of any reclassification, capital reorganization, or change of the outstanding shares of Common Stock (other than as a result of a subdivision, combination or in kind dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation or other business organization of the property of the Company as an entirety or substantially as an entirety, at any time prior to the expiration of this Warrant, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right prior to the expiration of this Warrant to purchase, at a total price not to exceed the price payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of Warrant Shares issuable on the unexercised portion of the Warrant which might have been purchased by the holder of this Warrant immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions (including without limitation, provisions for the adjustment of the number of Warrant Shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock, and other securities and property thereafter deliverable upon exercise hereof.

(c)           Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock  issuable on the exercise of this Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder and any Warrant agent of the Company (appointed pursuant to Section 10 hereof).

Section 3. Transfer of Warrant.

(a)           Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Section 3(c) below, this Warrant and all rights hereunder may be transferred, in whole or in part.  Any such transfer shall occur upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned in accordance with the terms and conditions set forth in this Warrant, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)           New Warrants.  This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           Transfer Restrictions.  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may (except in case of a transfer of this Warrant to an Affiliate or a gift or contribution for no consideration to a Family Member) require, as a condition of allowing such transfer that the Holder or transferee of this Warrant, as the case may be, either (i) furnish to the Company’s transfer agent, a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and which opinion shall be at the expense of Company) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws or (ii) execute and deliver to the Company an investment letter in form and substance acceptable to the Company.  For purposes hereof, "Affiliate" means with respect to a Holder any person or entity which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Holder and "Family Member" means with respect to a Holder (i) any lineal descendent or sibling of such Holder, (ii) any spouse (or significant other) of such Holder or of a lineal descendent or sibling of such Holder, (iii) any entity a majority of which is owned by any of the persons listed in (i) or (ii) above and (iv) any trust for the benefit of the Holder or any of the persons listed in (i) or (ii) above.

Section 4. Status of Stock Issuable on Exercise of Warrant. The Company represents that all shares of Common Stock which may be issued upon the exercise of this Warrant will, when issued and paid for in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than restrictions imposed by the applicable laws and taxes in respect of any transfer occurring contemporaneously with such issue).

Section 5. Miscellaneous.

(a)           No Rights as Stockholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof in accordance with the terms and conditions set forth herein.

(b)           Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of: the loss, theft, destruction or mutilation of this Warrant or, following the complete or partial exercise of this Warrant, of any stock certificate for shares of Common Stock, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c)           Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

(d)           Warrant Agent. The Company shall serve as warrant agent under this Warrant.  Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

(e)           Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(f)           Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued shares Common Stock, a sufficient number thereof to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.

(g)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the laws of the State of Texas, without regard to its principles of conflicts of laws.

(h)           Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Company’s or the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Expiration Date.  If the Company or a Holder willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder or Company (as the case may be), the breaching party shall pay to the other party such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the non-breaching party in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(i)           Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant that become holders of this Warrant in compliance with the terms and conditions set forth herein.

(k)           Entire Agreement; Amendment.  This Warrant constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof.  Except as expressly provided herein with respect to the ability of the Company to modify or amend this Warrant, this Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(l)           Notices, Etc. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section, (ii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iii) upon actual receipt by the party to whom such notice is required to be given.  The addresses for such communications shall be:  (1) if to the Company, to 8104 Beauregard Drive, Volente, Texas 78641 or to Facsimile No.: (512) 287-4244, Attention: Chief Financial Officer, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 5(j).

(m)           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: June 16, 2010

TIGA ENERGY SERVICES, INC.

By:	/s/ Michael Hathaway
Name: Michael Hathaway
Title: President

NOTICE OF EXERCISE

TO:           TIGA ENERGY SERVICES, INC.

Attention:  Chief Financial Officer

(1)           The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)           Please issue a certificate or certificates representing the number of Warrant Shares being purchased hereby, in the name of the undersigned or in such other name as is specified below:

_______________________________________

_______________________________________

(3)           Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (together with the rules and regulations promulgated by the Securities and Exchange Commission thereunder, the “Securities Act”).

(4)           Investment Experience.  The undersigned has sufficient knowledge and experience in business, financial and investment matters so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

(5)           Company Information; No General Solicitation.  The undersigned had access to such information regarding the Company and its affairs as is necessary to enable it to evaluate the merits and risks of an investment in restricted securities of the Company and has had a reasonable opportunity to ask questions and receive answers and documents concerning the Company and its current and proposed operations, financial condition, business, business plans and prospects.  The undersigned has not been offered any of the Warrant Shares by any means of general solicitation or advertising.

(6)           Acquisition for Own Account.  The Warrant Shares being issued to and acquired by the undersigned are being acquired by it for its account for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof.  The undersigned understands that it must bear the economic risk of such investment indefinitely, and hold the Warrant Shares indefinitely, unless a subsequent disposition of such shares is registered pursuant to the Securities Act, or an exemption from such registration is available.  The undersigned further understands that there is no assurance that any exemption from the Securities Act will be available or, if available, that such exemption will allow it to dispose of or otherwise transfer any or all of the Warrant Shares being issued pursuant to this notice under the circumstances, in the amounts or at the times the undersigned might propose.

(7)           Restricted Securities.  The undersigned understands and acknowledges that none of the offer, issuance or sale of the Warrant Shares being issued pursuant to this notice has been registered under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act.  The undersigned understands and acknowledges that the certificate(s) evidencing the Warrant Shares will be imprinted with a restrictive legend stating such restrictions on transfer and that such shares of stock may be subject to additional restrictions on transfer under state and/or federal securities laws.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

		Dated:	______________, _______

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.